Changes in the Group structure - Major business combinations, Lapa and Iara concessions (Details) - Transfer of rights in the Lapa and Iara Concessions in Brazil $ in Millions	Jan. 15, 2018 USD ($) bbl / d
Lapa and Iara concessions
Major business combinations
Acquisition cost	$ 1,950
Provisional purchase price allocation
Intangible assets	1,072
Tangible assets	1,662
Other assets and liabilities	(119)
Net debt	(665)
Fair value of consideration transferred	$ 1,950
Lapa field
Major business combinations
Percentage of rights acquired	35.00%
FPSO capacity (in barrels per day) | bbl / d	100,000
Iara area
Major business combinations
Percentage of rights acquired	22.50%